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                       MERCURY LOW DURATION VIP PORTFOLIO
                          OF MERCURY HW VARIABLE TRUST

                Supplement to the prospectus dated April 30, 2001

        Change in Portfolio Managers. Effective August 1, 2001, Patrick Maldari and Frank Viola became the portfolio managers of the Mercury Low Duration VIP Portfolio, primarily responsible for the day-to-day management of the Fund's portfolio. Mr. Maldari is a Managing Director of Mercury Advisors ("the Adviser"). Since joining the Adviser in 1984, Mr. Maldari was a member of the Short-Term Fixed Income Team and a marketing liaison for the Adviser's mutual funds. Mr. Viola is a Director of the Investment Adviser and portfolio manager for the U.S. Fixed Income Group. Prior to joining the Adviser in 1991, Mr. Viola was a financial consultant responsible for merger/reinsurance valuation for Metropolitan Life Insurance Company and a program analyst for Equitable Life Insurance Company.


August 1, 2001